SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. ___)

Filed by Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Sec. 240.14a-12

                  THE GABELLI HEALTHCARE & WELLNESS(Rx) TRUST
                (Name of Registrant as Specified In Its Charter)

    ________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:

     2)   Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):

     4)   Proposed maximum aggregate value of transaction:

     5)   Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:

                  THE GABELLI HEALTHCARE & WELLNESS(Rx) TRUST

                              One Corporate Center
                            Rye, New York 10580-1422
                                 (914) 921-5070

                                   ----------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 18, 2009

                                   ----------

To the Shareholders of
THE GABELLI HEALTHCARE & WELLNESS(Rx) TRUST

     Notice is hereby given that the Annual Meeting of Shareholders (the "Meeting") of The Gabelli Healthcare & Wellness(Rx) Trust (the "Fund") will be held at The Cole Auditorium, The Greenwich Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830, on Monday, May 18, 2009, at 12:00 p.m., for the following purposes:

     1. To elect three (3) Trustees of the Fund, to be elected by the holders of the Fund's Common Shares (PROPOSAL 1); and

     2. To consider and vote upon such other matters, including adjournments, as may properly come before said Meeting or any adjournments thereof.

     These items are discussed in greater detail in the attached Proxy
Statement.

     The close of business on March 16, 2009 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournments thereof.

     YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE COMPLETE, SIGN, AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER. SHAREHOLDERS MAY PROVIDE THEIR VOTE BY TELEPHONE OR THE INTERNET BY FOLLOWING THE INSTRUCTIONS ACCOMPANYING THE PROXY CARD OR NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS.

                                        By Order of the Board of Trustees,


                                        BRUCE N. ALPERT
                                        SECRETARY

April 6, 2009

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

     1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.

     2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration.

     3. ALL OTHER ACCOUNTS: The capacity of the individuals signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

REGISTRATION                         VALID SIGNATURE
------------                         -----------------------
CORPORATE ACCOUNTS
(1) ABC Corp.                        ABC Corp.
(2) ABC Corp.                        John Doe, Treasurer
(3) ABC Corp.
    c/o John Doe, Treasurer          John Doe
(4) ABC Corp., Profit Sharing Plan   John Doe, Trustee
TRUST ACCOUNTS
(1) ABC Trust                        Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee
    u/t/d 12/28/78                   Jane B. Doe
CUSTODIAN OR ESTATE ACCOUNTS
(1) John B. Smith, Cust.
    f/b/o John B. Smith, Jr. UGMA    John B. Smith
(2) John B. Smith, Executor
    Estate of Jane Smith             John B. Smith, Executor

                            TELEPHONE/INTERNET VOTING

     Various brokerage firms may offer the convenience of providing you voting instructions via telephone or the Internet for shares held through such firms. If available, instructions are included with this Proxy Statement, Notice of Internet Availability of Proxy Materials, and proxy card.

                  THE GABELLI HEALTHCARE & WELLNESS(Rx) TRUST

                                   ----------

                         ANNUAL MEETING OF SHAREHOLDERS

                                  MAY 18, 2009

                                   ----------

                                 PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of The Gabelli Healthcare & Wellness(Rx) Trust (the "Fund") for use at the Annual Meeting of Shareholders of the Fund to be held on Monday, May 18, 2009, at 12:00 p.m., at The Cole Auditorium, The Greenwich Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830, and at any adjournments thereof (the "Meeting"). A Notice of Internet Availability of Proxy Materials was mailed on or about April 6, 2009. The Proxy Statement and a proxy card are available upon request, without charge, by calling 800-579-1639. The Proxy Statement is also available on the Internet at www.proxyvote.com.

     In addition to the solicitation of proxies by mail, officers of the Fund and officers and regular employees of Computershare Trust Company, N.A. ("Computershare"), the Fund's transfer agent, and affiliates of Computershare or other representatives of the Fund also may solicit proxies by telephone, telegraph, Internet, or in person. In addition, the Fund has retained Broadridge to assist in the solicitation of proxies for a minimum fee of $1,000 plus reimbursement of expenses. The Fund will pay the costs of the proxy solicitation and the expenses incurred in connection with preparing the Proxy Statement and its enclosures. The Fund will also reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of its shares.

     THE FUND'S MOST RECENT ANNUAL REPORT, INCLUDING AUDITED FINANCIAL STATEMENTS FOR THE PERIOD ENDED DECEMBER 31, 2008, IS AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY WRITING TO THE SECRETARY OF THE FUND AT ONE CORPORATE CENTER, RYE, NEW YORK 10580-1422, BY CALLING THE FUND AT 800-422-3554, OR VIA THE INTERNET AT www.gabelli.com.

     If the enclosed proxy is properly executed and returned in time to be voted at the Meeting, the Shares (as defined below) represented thereby will be voted "FOR" the election of the nominees as Trustees as described in this Proxy Statement, unless instructions to the contrary are marked thereon, and at the discretion of the proxy holders as to the transaction of any other business that may properly come before the Meeting. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares in person or by submitting a letter of revocation or a later-dated proxy to the Fund at the above address prior to the date of the Meeting.

     A quorum of shareholders is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund entitled to vote at the Meeting. In the event a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposed items are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received for approval and it is otherwise appropriate. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" any proposal in favor of such adjournment and will vote those proxies required to be voted "AGAINST" any proposal against any such adjournment. Absent the establishment of a subsequent record date and the giving of notice to the holders of record thereon, the adjourned Meeting must take place not more than 120 days after the record date. At such adjourned Meeting, any business may be transacted which might have been transacted at the original Meeting. If a quorum is present, a shareholder vote may be taken on one or more of the proposals properly brought before the Meeting prior to any adjournment if sufficient votes have been received and it is otherwise appropriate.

     The close of business on March 16, 2009 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and all adjournments thereof.

     Each shareholder is entitled to one vote for each full share held and an appropriate fraction of a vote for each fractional share held. On the record date, there were 8,474,459 common shares, par value $0.001 per share (the "Common Shares" or the "Shares").

     As of the record date, there were no persons known to the Fund to be beneficial owners of more than 5% of the Fund's outstanding Common Shares.

                   SUMMARY OF VOTING RIGHTS ON PROXY PROPOSALS

PROPOSAL                  COMMON SHAREHOLDERS
--------                  -----------------------------
1. Election of Trustees   Common Shareholders,
                          vote to elect three Trustees:
                          Anthony J. Colavita,
                          Robert C. Kolodny, and
                          Salvatore J. Zizza

2. Other Business

     In order that your Shares may be represented at the Meeting, you are requested to vote on the following matters:

     PROPOSAL 1: TO ELECT THREE (3) TRUSTEES OF THE FUND

NOMINEES FOR THE BOARD OF TRUSTEES

     The Board of Trustees is divided into three classes, each class having a term of three years. Each year the term of office of one class will expire. Anthony J. Colavita, Robert C. Kolodny, and Salvatore J. Zizza have each been nominated by the Board of Trustees for a three-year term to expire at the Fund's 2012 Annual Meeting of Shareholders or until their successors are duly elected and qualified. Each of the Trustees of the Fund has served in that capacity since the February 22, 2007 organizational meeting of the Fund. All of the Trustees of the Fund are also directors or trustees of other investment companies for which Gabelli Funds, LLC (the "Adviser") or its affiliates serve as investment adviser. The classes of Trustees are indicated below:

NOMINEES SERVING UNTIL 2012 ANNUAL MEETING OF SHAREHOLDERS
Anthony J. Colavita
Robert C. Kolodny
Salvatore J. Zizza

TRUSTEES SERVING UNTIL 2011 ANNUAL MEETING OF SHAREHOLDERS
Mario J. Gabelli, CFA
Vincent D. Enright
Anthonie C. van Ekris

TRUSTEES SERVING UNTIL 2010 ANNUAL MEETING OF SHAREHOLDERS
Thomas E. Bratter
James P. Conn

     Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy "FOR" the election of the nominees named above. Each nominee has indicated that he has consented to serve as a Trustee if elected at the Meeting. If a designated nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

INFORMATION ABOUT TRUSTEES AND OFFICERS

     Set forth in the table below are the existing Trustees and Nominees, including those Trustees who are not considered to be "interested persons," as defined in the Investment Company Act of 1940, as amended, (the "1940 Act") (the "Independent Trustees"), for election to the Board of the Fund and officers of the Fund, including information relating to their respective positions held with the Fund, a brief statement of their principal occupations during the past five years, and other directorships (excluding other funds managed by the Adviser), if any.

                                                                                                                          NUMBER OF
                                 TERM OF                                                                                 PORTFOLIOS
                                OFFICE AND                                                                                 IN FUND
      NAME, POSITION(S)         LENGTH OF                                                                                 COMPLEX
         ADDRESS(1)                TIME               PRINCIPAL OCCUPATION(S)                 OTHER DIRECTORSHIPS        OVERSEEN BY
           AND AGE              SERVED(2)              DURING PAST FIVE YEARS                   HELD BY TRUSTEE            TRUSTEE
----------------------------  -------------  -----------------------------------------  ------------------------------  ------------
INTERESTED TRUSTEE(3):
MARIO J. GABELLI              Since 2007**   Chairman and Chief Executive Officer of    Director of Morgan Group             26
Trustee and                                  GAMCO Investors, Inc. and Chief            Holdings, Inc. (holding
Chief Investment Officer                     Investment Officer - Value Portfolios of   company); Chairman of the
Age: 66                                      Gabelli Funds, LLC and GAMCO Asset         Board of LICT Corp.
                                             Management Inc.; Director/ Trustee or      (multimedia and communication
                                             Chief Investment Officer of other          services)
                                             registered investment companies in the
                                             Gabelli/GAMCO Funds complex; Chairman and
                                             Chief Executive Officer of GGCP, Inc.

INDEPENDENT TRUSTEES/NOMINEES(4):
THOMAS E. BRATTER             Since 2007***  Director, President, and Founder of The                  --                      4
Trustee                                      John Dewey Academy (residential college
Age: 69                                      preparatory therapeutic high school)

ANTHONY J. COLAVITA           Since 2007*    President of the law firm of Anthony J.                  --                     36
Trustee                                      Colavita, P.C.
Age: 73

JAMES P. CONN                 Since 2007***  Former Managing Director and Chief                       --                     18
Trustee                                      Investment Officer of Financial Security
Age: 70                                      Assurance Holdings Ltd. (1992-1998)

VINCENT D. ENRIGHT            Since 2007**   Former Senior Vice President and Chief     Director of Echo                     16
Trustee                                      Financial Officer of KeySpan Corp.         Therapeutics, Inc.
Age: 65                                      (public utility) (1994-1998)               (therapeutics and diagnostics)

ROBERT C. KOLODNY             Since 2007*    Physician, author, and lecturer (self-                   --                      2
Trustee                                      employed) since 1983; General Partner of
Age: 64                                      KBS Partnership, KBS II Investment
                                             Partnership, KBS III Investment
                                             Partnership, KBS IV Limited Partnership,
                                             KBS New Dimensions, L.P., (private
                                             investment partnerships) since 1981;
                                             managing member, KBS Management LLC
                                             (investment advisor) (since 2006);
                                             Medical Director and Chairman of the
                                             Board of the Behavioral Medicine
                                             Institute since 1983

ANTHONIE C. VAN EKRIS         Since 2007**   Chairman of BALMAC International, Inc.                   --                     20
Trustee                                      (commodities and futures trading)
Age: 74

                                                                                                                          NUMBER OF
                                 TERM OF                                                                                 PORTFOLIOS
                                OFFICE AND                                                                                 IN FUND
      NAME, POSITION(S)         LENGTH OF                                                                                 COMPLEX
         ADDRESS(1)                TIME               PRINCIPAL OCCUPATION(S)                 OTHER DIRECTORSHIPS        OVERSEEN BY
           AND AGE              SERVED(2)              DURING PAST FIVE YEARS                   HELD BY TRUSTEE            TRUSTEE
----------------------------  -------------  -----------------------------------------  ------------------------------  ------------
INDEPENDENT TRUSTEES/NOMINEES(4):
SALVATORE J. ZIZZA            Since 2007*    Chairman of Zizza & Co., Ltd.              Director of Hollis-Eden             28
Trustee                                      (consulting)                               Pharmaceuticals
Age: 63                                                                                 (biotechnology) and Earl
                                                                                        Scheib, Inc. (automotive
                                                                                        services)

OFFICERS(5):

                           TERM OF OFFICE
    NAME, POSITION(S)       AND LENGTH OF             PRINCIPAL OCCUPATION(S)
   ADDRESS(1) AND AGE      TIME SERVED(2)              DURING PAST FIVE YEARS
------------------------   --------------   ----------------------------------------------------------------
BRUCE N. ALPERT            Since 2008       Executive Vice President and Chief Operating Officer of Gabelli
Secretary                                   Funds, LLC since 1988; Officer of all of the registered
Age: 57                                     investment companies in the Gabelli/GAMCO Funds complex;
                                            Chairman of Teton Advisors, Inc. (formerly Gabelli Advisers,
                                            Inc.) since 2008 and Director and President from 1998-2008

CARTER W. AUSTIN           Since 2007       Vice President of the Fund since 2007; Vice President of other
Vice President                              registered investment companies in the Gabelli/GAMCO Funds
Age: 42                                     complex; Vice President of Gabelli Funds, LLC since 1996

PETER D. GOLDSTEIN         Since 2007       Director of Regulatory Affairs for GAMCO Investors, Inc. since
Chief Compliance Officer                    2004; Chief Compliance Officer of all of the registered
Age: 55                                     investment companies in the Gabelli/ GAMCO Funds complex; Vice
                                            President of Goldman Sachs Asset Management from 2000-2004

AGNES MULLADY              Since 2007       Vice President of Gabelli Funds, LLC since 2007; Officer of all
President and Treasurer                     of the registered investment companies in the Gabelli/GAMCO
Age: 50                                     Funds complex; Senior Vice President of U.S. Trust Company, N.A.
                                            and Treasurer and Chief Financial of Excelsior Funds from
                                            2004-2005; Chief Financial Officer of AMIC Distribution Partners
                                            from 2002-2004

DAVID I. SCHACHTER         Since 2007       Vice President of the Fund since 2007; Vice President of other
Vice President                              registered investment companies in the Gabelli/GAMCO Funds
Age: 55                                     complex; Vice President of Gabelli & Company, Inc. since 1999

ADAM E. TOKAR              Since 2007       Assistant Vice President of the Fund since 2007; Portfolio
Assistant Vice President                    Administrator for GAMCO Asset Management, Inc. since 2003
and Ombudsman
Age: 29

----------
(1)  Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

(2) The Fund's Board of Trustees is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three-year term.

(3) "Interested person" of the Fund, as defined in the 1940 Act. Mr. Gabelli is considered to be an "interested person" of the Fund because of his affiliation with Gabelli Funds, LLC, which is the Fund's investment adviser, and Gabelli & Company, Inc., which executes portfolio transactions for the Fund, and as a controlling shareholder because of the level of his ownership of common shares of the Fund.

(4) Trustees who are not considered to be "interested persons" of the Fund as defined in the 1940 Act are considered to be "Independent" Trustees.

(5) Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

* Nominee to serve, if elected, until the Fund's 2012 Annual Meeting of Shareholders or until his successor is duly elected and qualified.

** Term continues until the Fund's 2011 Annual Meeting of Shareholders or until his successor is duly elected and qualified.

*** Term continues until the Fund's 2010 Annual Meeting of Shareholders or until his successor is duly elected and qualified.

BENEFICIAL OWNERSHIP OF SHARES HELD IN THE FUND AND THE FUND COMPLEX FOR EACH TRUSTEE AND NOMINEE FOR ELECTION AS TRUSTEE

     Set forth in the table below is the dollar range of equity securities in the Fund beneficially owned by each Trustee and Nominee for election as Trustee and the aggregate dollar range of equity securities in the Fund complex beneficially owned by each Trustee and Nominee for election as Trustee.

                                 DOLLAR RANGE OF EQUITY   AGGREGATE DOLLAR RANGE OF EQUITY
                                     SECURITIES HELD             SECURITIES HELD IN
NAME OF TRUSTEE/NOMINEE              IN THE FUND*(1)             FUND COMPLEX*(1)(2)
-----------------------          ----------------------   --------------------------------
INTERESTED TRUSTEE:
Mario J. Gabelli                            E                             E

INDEPENDENT TRUSTEES/NOMINEES:
Thomas E. Bratter                           C                             E
Anthony J. Colavita**                       C                             E
James P. Conn                               E                             E
Vincent D. Enright                          A                             E
Robert C. Kolodny                           C                             C
Anthonie C. van Ekris**                     C                             E
Salvatore J. Zizza                          B                             E

----------
*    Key to Dollar Ranges

     A.   None

     B.   $1 - $10,000

     C.   $10,001 - $50,000

     D.   $50,001 - $100,000

     E.   Over $100,000

     All shares were valued as of December 31, 2008.

** Messrs. Colavita and van Ekris each beneficially own less than 1% of the common stock of The LGL Group, Inc., having a value of $2,601 and $3,120, respectively, as of December 31, 2008. Mr. van Ekris beneficially owns less than 1% of the common stock of LICT Corp. and CIBL, Inc. having a value of $60,624 and $0, respectively, as of December 31, 2008. The LGL Group, Inc., LICT Corp., and CIBL, Inc. may be deemed to be controlled by Mario J. Gabelli and in that event would be deemed to be under common control with the Fund's Adviser.

(1) This information has been furnished by each Trustee and Nominee for election as Trustee as of December 31, 2008. "Beneficial Ownership" is determined in accordance with Section 16a-1(a)(2) of the Securities Exchange Act of 1934, as amended (the "1934 Act").

(2) The "Fund Complex" includes all the funds that are considered part of the same fund complex as the Fund because they have common or affiliated investment advisers.

     Set forth in the table below is the amount of shares beneficially owned by each Trustee, Nominee for election as Trustee, and executive officer of the Fund.

                                    AMOUNT AND NATURE OF     PERCENT OF SHARES
NAME OF TRUSTEE/NOMINEE/OFFICER   BENEFICIAL OWNERSHIP (1)    OUTSTANDING (2)
-------------------------------   ------------------------   -----------------
INTERESTED TRUSTEE:
   Mario J. Gabelli                       86,013(3)                 1.0%
INDEPENDENT TRUSTEES/NOMINEES:
   Thomas E. Bratter                       1,557                      *
   Anthony J. Colavita                     2,233(4)                   *
   James P. Conn                          22,327                      *
   Vincent D. Enright                          0                      *
   Robert C. Kolodny                       2,296(5)                   *
   Anthonie C. van Ekris                   3,000                      *
   Salvatore J. Zizza                        544                      *
OFFICER(S):
   Bruce N. Alpert                            39                      *
   Agnes Mullady                               0                      *

----------
(1) This information has been furnished by each Trustee, Nominee for election as Trustee, and executive officer as of December 31, 2008. "Beneficial Ownership" is determined in accordance with Section 16a-1(a)(2) of the 1934 Act.

(2) An asterisk indicates that the ownership amount constitutes less than 1% of the total shares outstanding. The Trustees, Nominees for election as Trustee, and executive officers ownership as a group constitutes 1.4% of the total common shares outstanding.

(3) Includes 47,398 common shares owned directly by Mr. Gabelli and 38,615 common shares owned by GAMCO Investors, Inc. or its affiliates. Mr. Gabelli disclaims beneficial ownership of the shares held by the discretionary accounts and by the entities named except to the extent of his interest in such entities.

(4) Comprised of 2,233 common shares owned by Mr. Colavita's spouse for which he disclaims beneficial ownership.

(5) Includes 95 common shares owned by Dr. Kolodny's daughters for which he disclaims beneficial ownership.

     The Fund pays each Trustee who is not affiliated with the Adviser or its affiliates a fee of $3,000 per year plus $1,000 per meeting attended in person and $500 per telephonic or committee meeting attended in person, together with the Trustee's actual out-of-pocket expenses relating to his attendance at such meetings. In addition, the Lead Director receives an annual fee of $1,000, the Audit Committee Chairman receives an annual fee of $3,000 and the Nominating Committee Chairman receives an annual fee of $2,000. A Trustee may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings on behalf of multiple funds. The aggregate remuneration (not including out-of-pocket expenses) paid by the Fund to such Trustees during the period ended December 31, 2008 amounted to $54,490. During the period ended December 31, 2008, the Trustees of the Fund met five times, one of which was a special meeting of the Fund. Each Trustee then serving in such capacity attended at least 75% of the meetings of Trustees and of any Committee of which he is a member.

AUDIT COMMITTEE REPORT

     The role of the Fund's Audit Committee (the "Audit Committee") is to assist the Board of Trustees in its oversight of (i) the quality and integrity of the Fund's financial statement reporting process and the independent audit and reviews thereof; (ii) the Fund's accounting and financial reporting policies and practices, its internal controls, and, as appropriate, the internal controls of certain of its service providers; (iii) the Fund's compliance with legal and regulatory requirements; and (iv) the independent registered public accounting firm's qualifications, independence, and performance. The Audit Committee also is required to prepare an audit committee report pursuant to the rules of the Securities and Exchange Commission (the "SEC") for inclusion in the Fund's annual proxy statement. The Audit Committee operates pursuant to the Audit Committee Charter (the "Audit Charter") that was most recently reviewed and approved by the Board of Trustees on February 26, 2009. The Audit Charter is available on the Fund's website at www.gabelli.com.

     Pursuant to the Audit Charter, the Audit Committee is responsible for conferring with the Fund's independent registered public accounting firm, reviewing annual financial statements, approving the selection of the Fund's independent registered public accounting firm, and overseeing the Fund's internal controls. The Audit Charter also contains provisions relating to the pre-approval by the Audit Committee of certain non-audit services to be provided by PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") to the Fund and to the Adviser and certain of its affiliates. The Audit Committee advises the full Board with respect to accounting, auditing, and financial matters affecting the Fund. As set forth in the Audit Charter, management is responsible for maintaining appropriate systems for accounting and internal control, and the Fund's independent registered public accounting firm is responsible for planning and carrying out proper audits and reviews. The independent registered public accounting firm is ultimately accountable to the Board of Trustees and to the Audit Committee, as representatives of shareholders. The independent registered public accounting firm for the Fund reports directly to the Audit Committee.

     In performing its oversight function, at a meeting held on February 24, 2009, the Audit Committee reviewed and discussed with management of the Fund and PricewaterhouseCoopers the audited financial statements of the Fund as of and for the period ended December 31, 2008, and discussed the audit of such financial statements with the independent registered public accounting firm.

     In addition, the Audit Committee discussed with the independent registered public accounting firm the accounting principles applied by the Fund and such other matters brought to the attention of the Audit Committee by the independent registered public accounting firm as required by Statement of Auditing Standards No. 61, COMMUNICATIONS WITH AUDIT COMMITTEES, as currently modified or supplemented. The Audit Committee also received from the independent registered public accounting firm the written disclosures and statements required by the SEC's independence rules, delineating relationships between the independent registered public accounting firm and the Fund, and discussed the impact that any such relationships might have on the objectivity and independence of the independent registered public accounting firm.

     As set forth above, and as more fully set forth in the Audit Charter, the Audit Committee has significant duties and powers in its oversight role with respect to the Fund's financial reporting procedures, internal control systems, and the independent audit process.

     The members of the Audit Committee are not, and do not represent themselves to be, professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management, or internal control purposes. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the Fund's independent registered public accounting firm. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and/or financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of the Fund's financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board (United States) or that the financial statements are presented in accordance with generally accepted accounting principles (United States).

     Based on its consideration of the audited financial statements and the discussions referred to above with management and the Fund's independent registered public accounting firm, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Audit Charter and those discussed above, the Audit Committee recommended to the Fund's Board of Trustees that the Fund's audited financial statements be included in the Fund's Annual Report for the period ended December 31, 2008.

     SUBMITTED BY THE AUDIT COMMITTEE OF THE FUND'S BOARD OF TRUSTEES

     Vincent D. Enright, Chairman
     Anthony J. Colavita
     Salvatore J. Zizza

     February 26, 2009

     The Audit Committee met three times during the period ended December 31, 2008, one of which was a special meeting. The Audit Committee is composed of three of the Fund's Independent (as such term is defined by the New York Stock Exchange's listing standards (the "NYSE Listing Standards")) Trustees, namely Messrs. Colavita, Enright, and Zizza. Each member of the Audit Committee has been determined by the Board of Trustees to be financially literate.

NOMINATING COMMITTEE

     The Board of Trustees has a Nominating Committee composed of three Independent (as such term is defined by the NYSE Listing Standards) Trustees, namely Messrs. Colavita, Enright, and Zizza. The Nominating Committee did not meet during the period ended December 31, 2008. The Nominating Committee is responsible for identifying and recommending to the Board of Trustees individuals believed to be qualified to become Board members in the event that a position is vacated or created. The Nominating Committee will consider Trustee candidates recommended by shareholders. In considering candidates submitted by shareholders, the Nominating Committee will take into consideration the needs of the Board of Trustees, the qualifications of the candidate, and the interests of shareholders. The Nominating Committee may also take into consideration the number of shares held by the recommending shareholder and the length of time that such shares have been held. To recommend a candidate for consideration by the Nominating Committee, a shareholder must submit the recommendation in writing and must include the following information:

     - The name of the shareholder and evidence of the shareholder's ownership of shares of the Fund, including the number of shares owned and the length of time of ownership;

     - The name of the candidate, the candidate's resume or a listing of his or her qualifications to be a Trustee of the Fund, and the person's consent to be named as a Trustee if selected by the Nominating Committee and nominated by the Board of Trustees; and

     - If requested by the Nominating Committee, a completed and signed trustees' questionnaire.

     The shareholder recommendation and information described above must be sent to the Fund's Secretary, c/o Gabelli Funds, LLC, at One Corporate Center, Rye, NY 10580-1422, and must be received by the Secretary no less than 120 days prior to the anniversary date of the Fund's most recent annual meeting of shareholders or, if the meeting has moved by more than 30 days, a reasonable amount of time before the meeting.

     The Nominating Committee believes that the minimum qualifications for serving as a Trustee of the Fund are that the individual demonstrate, by significant accomplishment in his or her field, an ability to make a meaningful contribution to the Board of Trustees' oversight of the business and affairs of the Fund and have an impeccable record and reputation for honest and ethical conduct in both his or her professional and personal activities. In addition, the Nominating Committee examines a candidate's specific experiences and skills, time availability in light of other commitments, potential conflicts of interest, and independence from management and the Fund. The Nominating Committee also seeks to have the Board of Trustees represent a diversity of backgrounds and experience.

     The Board of Trustees adopted a Nominating Committee charter on February 22, 2007. The charter is available on the Fund's website at www.gabelli.com.

OTHER BOARD-RELATED MATTERS

     The Board of Trustees has established the following procedures in order to facilitate communications between the Board and the shareholders of the Fund and other interested parties.

Receipt of Communications

     Shareholders and other interested parties may contact the Board or any member of the Board by mail or electronically. To communicate with the Board or any member of the Board, correspondence should be addressed to the Board or the Board member(s) with whom you wish to communicate by either name or title. All such correspondence should be sent c/o the Fund at Gabelli Funds, LLC, One Corporate Center, Rye, NY 10580-1422.

To communicate with the Board electronically, shareholders may go to the corporate website at www.gabelli.com under the heading "Contact Us/Contact Us by Email/Board of Directors (Gabelli Closed-End Funds)."

FORWARDING THE COMMUNICATIONS

     All communications received will be opened by the office of the General Counsel of the Adviser for the sole purpose of determining whether the contents represent a message to one or more Trustees. The office of the General Counsel will forward promptly to the addressee(s) any contents that relate to the Fund and that are not in the nature of advertising, promotions of a product or service, or patently offensive or otherwise objectionable material. In the case of communications to the Board of Trustees or any committee or group of members of the Board, the General Counsel's office will make sufficient copies of the contents to send to each Trustee who is a member of the group or committee to which the envelope or e-mail is addressed.

     The Fund does not expect Trustees or Nominees for election as Trustee to attend the Annual Meeting of Shareholders.

     The following table sets forth certain information regarding the compensation of the Fund's Trustees and officers for the year ended December
31, 2008. Mr. Tokar is employed by the Fund and is not employed by the Adviser (although he may receive incentive-based variable compensation from affiliates of the Adviser). Officers of the Fund who are employed by the Adviser receive no compensation or expense reimbursement from the Fund.

                               COMPENSATION TABLE
                     FOR THE PERIOD ENDED DECEMBER 31, 2008

                                         AGGREGATE       AGGREGATE COMPENSATION FROM
                                         COMPENSATION     THE FUND AND FUND COMPLEX
NAME OF PERSON AND POSITION              FROM THE FUND        PAID TO TRUSTEES*
---------------------------              -------------   ---------------------------
INTERESTED TRUSTEE:
MARIO J. GABELLI                            $      0            $      0     (26)
Chairman of the Board and
Chief Investment Officer
INDEPENDENT TRUSTEES/NOMINEES:
THOMAS E. BRATTER                           $  7,000            $ 41,000      (4)
Trustee
ANTHONY J. COLAVITA                         $ 10,618            $251,034     (36)
Trustee
JAMES P. CONN                               $  7,500            $122,590     (17)
Trustee
VINCENT D. ENRIGHT                          $ 11,767            $123,423     (16)
Trustee
ROBERT C. KOLODNY                           $  7,000            $ 13,000      (2)
Trustee
ANTHONIE C. VAN EKRIS                       $  7,000            $114,500     (19)
Trustee
SALVATORE J. ZIZZA                          $  8,605            $187,326     (27)
Trustee
OFFICER:
ADAM E. TOKAR                               $100,000
Assistant Vice President and Ombudsman

----------
* Represents the total compensation paid to such persons during the period ended December 31, 2008 by investment companies (including the Fund) or portfolios thereof from which such person receives compensation that are considered part of the same fund complex as the Fund because they have common or affiliated investment advisers. The number in parentheses represents the number of such investment companies and portfolios.

REQUIRED VOTE

     The election of each of the listed Nominees for Trustee of the Fund requires the affirmative vote of the holders of a plurality of the Shares of the Fund represented at the Meeting if a quorum is present.

     THE BOARD OF TRUSTEES, INCLUDING THE "INDEPENDENT" TRUSTEES, UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION OF EACH NOMINEE.

                             ADDITIONAL INFORMATION

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     PricewaterhouseCoopers, 300 Madison Avenue, New York, NY 10017, has been selected to serve as the Fund's independent registered public accounting firm for the fiscal year ending December 31, 2009. PricewaterhouseCoopers acted as the Fund's independent registered public accounting firm for the period ended December 31, 2008. The Fund knows of no direct financial or material indirect financial interest of PricewaterhouseCoopers in the Fund. A representative of PricewaterhouseCoopers will not be present at the Meeting, but will be available by telephone and will have an opportunity to make a statement, if asked, and will be available to respond to appropriate questions.

     Set forth in the table below are audit fees and non-audit related fees billed to the Fund by PricewaterhouseCoopers for professional services received during and for the period ended December 31, 2007.

PERIOD ENDED                AUDIT-RELATED
 DECEMBER 31   AUDIT FEES        FEES       TAX FEES*   ALL OTHER FEES
------------   ----------   -------------   ---------   --------------
2007             $47,000         --           $4,350          --
2008             $31,900         --           $3,250          --

* "Tax Fees" are those fees billed by PricewaterhouseCoopers in connection with tax compliance services, including primarily the review of the Fund's income tax returns.

     The Fund's Audit Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided by the independent registered public accounting firm to the Fund, and all non-audit services to be provided by the independent registered public accounting firm to the Fund's Adviser and service providers controlling, controlled by, or under common control with the Fund's Adviser ("affiliates") that provide on-going services to the Fund (a "Covered Services Provider"), if the engagement relates directly to the operations and financial reporting of the Fund. The Audit Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairman of the Audit Committee, and the Chairman must report his decision(s) to the Audit Committee, at its next regularly scheduled meeting after the Chairman's pre-approval of such services. The Audit Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Audit Committee's pre-approval responsibilities to other persons (other than the Adviser or the Fund's officers). Pre-approval by the Audit Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser, and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the Fund to its independent registered public accounting firm during the year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee or the Chairman prior to the completion of the audit. All of the audit, audit-related, and tax services described above for which PricewaterhouseCoopers billed the Fund fees for the period ended December 31, 2007 and December 31, 2008 were pre-approved by the Audit Committee.

     For the period ended December 31, 2008, PricewaterhouseCoopers has represented to the Fund that it did not provide any non-audit services (or bill any fees for such services) to the Adviser or any affiliates thereof that provide services to the Fund.

THE INVESTMENT ADVISER AND ADMINISTRATOR

     Gabelli Funds, LLC is the Fund's Adviser and Administrator and its business address is One Corporate Center, Rye, New York 10580-1422.

COMPLIANCE WITH THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, and the rules thereunder, require the Fund's executive officers and Trustees, executive officers and directors of the Adviser, certain other affiliated persons of the Adviser, and persons who own more than 10% of a registered class of the Fund's securities to file reports of ownership and changes in ownership with the SEC and the New York Stock Exchange and to furnish the Fund with copies of all
Section 16(a) forms they file. Based solely on the Fund's review of the copies of such forms it received for the period ended December 31, 2008, the Fund believes that during that year such persons complied with all such applicable filing requirements.

BROKER NON-VOTES AND ABSTENTIONS

     For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but that have not been voted. Accordingly, shareholders are urged to forward their voting instructions promptly.

     The affirmative vote of a plurality of votes cast for each Nominee by the shareholders entitled to vote for a particular Nominee is necessary for the election of a Trustee. Abstentions or broker non-votes will not be counted as votes cast and will have no effect on the result of the vote. Abstentions or broker non-votes, however, will be considered to be present at the Meeting for purposes of determining the existence of a quorum.

     Shareholders of the Fund will be informed of the voting results of the Meeting in the Fund's Semi-Annual Report dated June 30, 2009.

                    OTHER MATTERS TO COME BEFORE THE MEETING

     The Trustees of the Fund do not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters, including adjournments, are properly brought before the Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their judgment.

                              SHAREHOLDER PROPOSALS

     All proposals by shareholders of the Fund which are intended to be presented at the Fund's next Annual Meeting of Shareholders to be held in 2010 must be received by the Fund for consideration for inclusion in the Fund's proxy statement and proxy relating to that meeting no later than December 7, 2009. There are additional requirements regarding proposals of shareholders, and a shareholder contemplating submission of a proposal is referred to Rule 14a-8 under the 1934 Act.

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

     SHAREHOLDERS MAY PROVIDE THEIR VOTE BY TELEPHONE OR THE INTERNET BY FOLLOWING THE INSTRUCTIONS ACCOMPANYING THE PROXY CARD OR NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS.

                                                                     GRX-PS-2009

PROXY TABULATOR                                                       TO VOTE BY INTERNET
P.O. BOX 9112
FARMINGDALE, NY 11735                                                 1)   Read the Proxy Statement and have the proxy
                                                                           card below at hand.
                                                                      2)   Go to website www.proxyvote.com
                                                                      3)   Follow the instructions provided on the
                                                                           website.

                                                                      TO VOTE BY TELEPHONE

                                                                      1)   Read the Proxy Statement and have the proxy
                                                                           card below at hand.
                                                                      2}   Call 1-800-690-6903
                                                                      3)   Follow the instructions.

                                                                      TO VOTE BY MAIL

                                                                      1)   Read the Proxy Statement.
                                                                      2)   Check the appropriate boxes on the proxy card
                                                                           below.
                                                                      3)   Sign and date the proxy card.
                                                                      4)   Return the proxy card in the envelope
                                                                           provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

                                                                            M12450    KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------------
                              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.   DETACH AND RETURN THIS PORTION ONLY

          THE GABELLI HEALTHCARE & WELLNESS(RX) TRUST
          COMMON SHAREHOLDER

          [A]  ELECTION OF TRUSTEES -- THE BOARD OF
               TRUSTEES RECOMMENDS A VOTE FOR EACH        FOR   WITHHOLD   FOR ALL   To withhold authority to vote for
               OF THE NOMINEES LISTED.                    ALL     ALL       EXCEPT   any individual nominee(s), mark
                                                                                     "For All Except" and write the
          1.   To elect three (3) Trustees of the Fund:                              name(s) of the nominee(s) on the
                                                                                     line below.
               NOMINEES:                                  [ ]     [ ]        [ ]
                                                                                     ----------------------------------
               01) Anthony J. Colavita
               02) Robert C. Kolodny
               03) Salvatore J. Zizza

          [B]  AUTHORIZED SIGNATURES--THIS SECTION MUST BE COMPLETED FOR YOUR VOTE TO BE COUNTED. -- SIGN AND
               DATE BELOW

          Please sign this proxy exactly as your name(s) appear(s) in the records of the Fund. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


----------------------------------   ---------------------   ----------------------------------   ---------------------
Signature [PLEASE SIGN WITHIN BOX]   Date                    Signature (Joint Owners)             Date

                 IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING:
                            The Notice and Proxy Statement is available at www.proxyvote.com.

    (ARROW) PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. (ARROW)
------------------------------------------------------------------------------------------------------------------------
                                                                                                                  M12451

THE GABELLI HEALTHCARE & WELLNESS(RX) TRUST

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Mario J. Gabelli, Agnes Mullady and Bruce N. Alpert, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The Gabelli Healthcare & Wellness(Rx) Trust (the "Fund") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at The Cole Auditorium, The Greenwich
Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830 on Monday, May 18, 2009, at 12:00 p.m., and at any
adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election of the nominees as Trustees and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of Proposal No. 1.

              ----------------------------------------------------------------------------------------------
             | PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. |
              ----------------------------------------------------------------------------------------------